Exhibit 99.1
Okta Announces $1 Billion Share Repurchase Program

SAN FRANCISCO, Calif. – Okta, Inc. (Nasdaq: OKTA), the leading independent identity partner, today announced that its board of directors approved a share repurchase program with authorization to purchase up to $1 billion of its Class A Common Stock, effective immediately. This program underscores Okta’s confidence in its business, conviction in its significant long-term opportunities, and view that its shares are undervalued. Okta’s scale, balance sheet, and proven ability to generate consistent free cash flow allow it to opportunistically return capital to shareholders, while also investing for durable long-term growth. Okta expects to fund repurchases with existing cash balances and cash flow from operations.

Repurchases under the program may be made in the open market, in privately negotiated transactions, or otherwise, with the amount and timing of repurchases to be determined at Okta’s discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. Okta may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. This program does not have a fixed expiration date, does not obligate Okta to acquire any particular amount of Class A Common Stock, and may be modified, suspended, or terminated at any time at the discretion of Okta’s board of directors.

About Okta

Okta, Inc. is The World’s Identity Company™. We secure identity, so everyone is free to safely use any technology. Our customer and workforce solutions empower businesses and developers to use the power of identity to drive security, efficiencies, and success — all while protecting their users, employees, and partners. Learn why the world’s leading brands trust Okta for authentication, authorization, and more at okta.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, business strategy and plans, market trends, market size, opportunities and positioning and the amount, timing, and benefits of a share repurchase program. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. For example, global economic conditions have in the past and could in the future reduce demand for our products; we and our third-party service providers have in the past and could in the future experience cybersecurity incidents; we may be unable to manage or sustain the level of growth that our business has experienced in prior periods; our financial resources may not be sufficient to maintain or improve our competitive position; we may be unable to attract new customers, or retain or sell additional products to existing customers; customer growth has slowed in recent periods and could continue to decelerate in the future; we could experience interruptions or performance problems associated with our technology, including a service outage; we and our third-party service providers have failed, or were perceived as having failed, to fully comply with various privacy and security provisions to which we are subject, and similar incidents could occur in the future; we may not achieve expected synergies and efficiencies of operations from recent acquisitions or business combinations, and we may not be able to successfully integrate the companies we acquire; and we may not be able to pay off our convertible senior notes when due. Further information on potential factors that could affect our financial results is included in our most recent Quarterly Report on Form 10-Q and our other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release represent our views only as of the date of this press release and we assume no obligation and do not intend to update these forward-looking statements.

Investor Contact:
Dave Gennarelli
investor@okta.com

Media Contact:
Kyrk Storer
press@okta.com